EXHIBIT 99.1
Analyst / Investor Day Chicago, Illinois January 27, 2011

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, or the Exchange Act, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect our current views with respect to, among other things, future events and financial performance. You can identify these forward-looking statements by the use of forward-looking words such as "outlook," "believes," "expects," "plans," "estimates," or other comparable words. Any forward-looking statements contained in this presentation are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties, which include, without limitation: the impact of weakness in the economy; changes in the overall level of consumer spending; changes in the wholesale cost of our products; the possibility that we may be unable to compete effectively in our highly competitive markets; the possibility that our continued opening of new stores could strain our resources and have a material adverse effect on our business and financial performance; the possibility that new store openings may be impacted by developer or co-tenant issues; the possibility that the capacity of our distribution and order fulfillment infrastructure may not be adequate to support our recent growth and expected future growth plans; the possibility of material disruptions to our information systems; weather conditions that could negatively impact sales; and other risk factors detailed in our public filings with the SEC. You are urged to carefully review the disclosures we make concerning the risks, uncertainties and assumptions that may affect our business and operating results, including, but not limited to, the risks, uncertainties and assumptions set forth in our most recent Annual Report on Form 10-K under the captions "Risk Factors," "Business," "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any of those made in our Quarterly Reports on Form 10-Q and our other reports filed with the SEC. Please consider our forward-looking statements in light of those risks, uncertainties and assumptions as you evaluate this presentation. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent our management's beliefs and assumptions only as of the date of the relevant document. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We undertake no obligation to update any forward-looking statements after the date of this presentation, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws and regulations.

Agenda for The Day • Introduce Management Team Business Highlights and Strategy Overview • Marketing Strategies Overview • Real Estate Strategy Overview • Store Tour - Current Prototype • Distribution Center Tour Lunch and Wrap-Up Departure for Airport (1:30 PM) 3

Name Title Previous Experience Years of Retail / Beauty Experience Year Joined ULTA Chuck Rubin President & CEO Office Depot, Accenture, Federated Stores 29 2010 Gregg Bodnar CFO Borders, Coopers & Lybrand 18 2006 Janet Taake SVP, Merchandising Babies "R" Us, Sears, Mervyn's/Target 31 2008 Kimberley Grayson Chief Marketing Officer The Children's Place, Gap, Aerosoles, Bloomingdale's 28 2010 Alex Lelli SVP, Growth & Dev. Borders, Fred Meijer, K-Mart 28 2005 Cindy Payne SVP, Store Operations David's Bridal, Casual Corner, Disney 31 2010 Pat Murphy VP, Supply Chain West Marine, Borders, Avon 30 2008 Erwin Winkler VP, Brand Identity JP Stevens/Ralph Lauren Home Furnishings, Coach 21 2004 Robert Guttman SVP, General Counsel Reynolds & Reynolds, Sears 17 2007 Christine Schultz CIO OfficeMax 7 2006 Mary Bolyard SVP, Prestige Cosmetics Johnson & Johnson 26 2002 Barbara Zamudio VP, Mass Sears, K-Mart 13 2007 Holly Schmidt VP, Fragrance & Skincare Sears, Mercantile Stores 22 2008 Phil Horvath VP, Salon Calco Hair, Regis Corp. 21 1999 David Southworth VP, E-Commerce Office Max, Sears 21 2007 4 Experienced & Disciplined Management Team

• Fast Growth Retailer with 39% Penetration into 1,000 Store Plan • Proven Concept Growing Profitability at a 34% 5-Year Net Income CAGR(1) • Strong Performance Through Economic Cycles with over 10 Consecutive Years of Positive Comp Store Sales • Customers Continuing to Choose ULTA Shopping Experience, Driving Market Share Gains Talented, Experienced Team in Place to Continue to Deliver Strategies • Strong Operating Cash Flow Enabling Self-Funded Growth • Well Defined Growth Strategies Targeting 25-30% Annual Net Income Growth 5 Why Invest in ULTA? (1) Calculated based on estimates using the mid-point of updated Q4 guidance provided on January 6, 2011.

$44 Billion Salon Services Market Source: 2009A data from Euromonitor (May 2010) and IBIS World (April 2010). (1) Other includes: oral care, bath and shower, deodorants and other toiletries. $96 Billion U.S. Market $52 Billion Beauty Products Market Hair Care Services 44% Nail Salons 3% Skin Care 10% Hair Care 10% Cosmetics 9% Fragrance 6% Other(1) 18% 6 ULTA Is the ONLY Retailer That Offers Products and Services Across ALL Segments of the Beauty Market Large Addressable Beauty Market

• Consumers Continue to Demonstrate a Preference for the Specialty Store Experience vs. Department Stores • Specialty Stores Displaying Fastest Channel Growth and Smallest Market Share Ulta Gaining Market Share Source: Kline & Co. (Data excludes services), manufacturer sales by beauty channel. CAGR 7.9% 2.4% 3.4% (0.5%) 1.9% 7 Beauty Sales by Channel Shifting Beauty Consumer Buying Patterns Favor ULTA 8% 16% 17% 31% 28% 10% 14% 18% 31% 27% Specialty Stores Department Stores Drug Stores Mass Merchandisers Other 2003 2008

Note: $ in millions; ULTA's fiscal year ends January of the following year. (1) Based on estimates using the mid-point of updated Q4 guidance provided on January 6, 2011. 2007 249 2006 2005 167 Number of Stores at Year End Net Income 196 CAGR +18% CAGR +34% 2007 $25 Sales and Comp Store Sales Growth Comps Sales CAGR +20% 2006 $23 2005 $16 $755 $579 2006 2005 2007 $912 2008 311 2008 $25 $1,085 2008 346 $39 $1,223 2009 2009 2009 8.3% 14.5% 6.4% 0.2% 1.4% Growth 68.8% 41.2% 12.4% (0.3%) 55.8% 8 2010E(1) 389 2010E(1) 10.4% $1,446 $68 2010E(1) 74.4% Demonstrated Track Record of Growth

Note: $ in millions, except per share data. 2-Yr Comp equals the 1-Yr Comp plus the prior year comparative period. Excludes non-recurring compensation charge of $0.01 per share. Sales results for seven week holiday period beginning the week prior to Thanksgiving through the end of the week following Christmas Represents estimates calculated based on mid-point of updated Q4 guidance provided on January 6, 2011. Holiday Season - Revenue(3) Holiday Season - Comp(3) 2010 Full Year Highlights(4) Fourth Quarter Guidance (January 6, 2011) Growth: 18.4% Two Year Comp(1): 17.4% Net Sales Growth: 18% Comp Store Sales Increase: 10.4% Opened 47 New Stores: 13% Growth Remodeled 13 Stores EPS Growth of 68% (including $0.06 non-recurring compensation charge) Operating Margin Expansion of 240 bps to 8% 9 Net Sales: $463 - $467 million Comp Store Sales: 8% - 9% EPS: $0.43 - $0.44 (including $0.01 non-recurring compensation charge) Adjusted EPS(2): $0.44 - $0.45 Q4 2009 EPS: $0.34 Strong Holiday Season Performance to Finish 2010

Well Defined Growth Strategies • Accelerate Pace of New Store Expansion - 1,000 Store Plan • Continue Growth in New Products, Services and Brands • Enhance Successful Loyalty Program • Broaden Marketing Channels • Increase Focus On ULTA.Com Growth Annual Square Footage Growth: 15% - 20% Annual Comparable Store Sales Growth: 3% - 5% 3-4 Yr. Target 10

Note: Store data as of January 6, 2011. Suburban 10,000 sq. ft. Model Excludes Urban & Smaller Store Opportunities Excludes International Established Presence in Large Metro Markets Successful Single-Store Markets Seasoned Team, Disciplined and Successful Process Accelerate Pace of New Store Expansion Increased Square Footage Growth to 13%, or 47 Stores, in 2010 Targeting 15% in 2011 Expect Long Term Square Footage Growth of 15% to 20% 389 Stores in 40 States 11 1,000 Store Opportunity with Proven National Concept

Early Phase of Store Expansion Analytically Derived Using Loyalty Data 1,000 Locations Identified That Meet Our Strict Criteria 73% 82% 93% 39% 64% 100% 720 800 1,000 1,230 1,450 1,500 Store Potential Source: Public filings, company transcripts, and Wall Street research. 12 Potential for 1,000 Stores

2009 2008 Proven Ability to Add New Brands Pioneering Innovative In-Store "Brand Boutique" 2007 Fragrance Bare Escentuals Benefit Philosophy Dermalogica 13 Continue Growth in New Products, Services and Brands 2010 Category Lends to Continuous Product / Brand Innovation and Newness Salon Services Opportunity in a $44 Billion Services Market

• Approximately Seven Million Plus Customer Loyalty Program Members • Represents Over 50% of Sales and Is Growing • Higher Shopping Frequency and Spend Than Non-Members • In Process of Prudent Conversion to New Customer Preferred Program, "ULTAmate Rewards" • Customer Can Redeem Points In-Store and Online for Cash Discounts on Purchases • Provides a Robust Database of Customer Information and Shopping Behavior for CRM Applications • Provides Significant Opportunity for Segmentation Based on Customer Behaviors • Facilitates Tailored, One-On-One Marketing Initiatives to Customers • Long Term Opportunity 14 Enhance Successful Loyalty Program

National Print • Primarily Have Utilized Direct Mail Advertising, Catalogues and Newspaper Inserts • Attractive Opportunity to Continue to Evolve Into New Marketing Channels • Customized One-on-One Marketing, Facilitated by Enhanced CRM Capabilities Direct Mail / Catalogues / Newspaper Inserts Digital Media Broadcast 15 Broaden Marketing Channels

Digital Sales and Marketing has Tremendous Runway: • Dual Purpose: Drive Online Revenue and Support Multi- Channel Business • Extension of Marketing and Prospecting Strategies • Enhanced Customer Engagement • Expand E-Commerce Sales (Low Single Digit Penetration) Increasing Focus on Investment in ULTA.Com Development: • Delivery of Entertainment and Educational Functionality On Site • Mobile Commerce • Assortment Expansion 16 Increase Focus on Ulta.Com Growth

Three to Four Year Financial Targets Three to Four Year Financial Targets 17

Incremental Earnings Growth Through Margin Expansion Supply Chain Efficiencies - Automated Material Handling Technology and Equipment, Labor Management Tools and Network Design Merchandising Productivity Improvements - Demand Planning and Forecasting, Promotion/Management and Business Planning Tools Store Level Operating Leverage from Same Store Sales Growth Gross Margin SG&A Leverage Corporate Operations Increased Use of Process Automation Technology Expanding Store Base Marketing Program Leverage Existing Print Media More Efficient One-to-One Marketing Store Operations - Engineered Processes and Automation Technology Estimate 2010 3-4 Yr. Target Operating Margin Expansion: 8%(1) Low Double Digit Annual Net Income Growth: 25% - 30% 18 (1) Represents estimate calculated based on mid-point of updated Q4 guidance on January 6, 2011.

Increasing Returns & Self-Funded Growth Proven Disciplined Investment Strategy for New Store Program Lower Up-Front Investment Costs Shorter Payback Period New Store Model Economics Net Working Capital Efficiencies Self- Funded Growth Reduced Average Inventory per Store by 12.9% in 2009 Without Impacting Customer Experience Projected 3% to 5% Average Inventory per Store Reduction in 2010 Further Inventory Efficiencies Through Increasing Use of Technology Debt-Free Balance Sheet Strong Cash Flow From Operations No Need for Additional Equity $200M Credit Facility Through 2013 Return on Equity: 15% 20 - 22% 2009 Total Debt ($ in millions) NWC as % of Net Sales Cumulative Cash-on-Cash Return(1) 3-4 Yr. Target Cumulative store level EBITDA divided by total new store investment. 19

• Fast Growth Retailer with 39% Penetration into 1,000 Store Plan • Proven Concept Growing Profitability at a 34% 5-Year Net Income CAGR(1) • Strong Performance Through Economic Cycles with over 10 Consecutive Years of Positive Comp Store Sales • Customers Continuing to Choose ULTA Shopping Experience, Driving Market Share Gains Talented, Experienced Team in Place to Continue to Deliver Strategies • Strong Operating Cash Flow Enabling Self-Funded Growth • Well Defined Growth Strategies Targeting 25-30% Annual Net Income Growth 20 Why Invest in ULTA? (1) Calculated based on estimates using the mid-point of updated Q4 guidance provided on January 6, 2011.